SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

August 27, 2012

DYNEGY INC.

DYNEGY HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33443 000-29311	20-5653152 94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01             Other Events.

As previously disclosed, on November 7, 2011, Dynegy Holdings, LLC (“DH”) and four of its wholly-owned subsidiaries, Dynegy Northeast Generation, Inc., Hudson Power, L.L.C., Dynegy Danskammer, L.L.C. and Dynegy Roseton, L.L.C., filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York, Poughkeepsie Division (the “Bankruptcy Court”), thereby commencing cases (the “DH Chapter 11 Cases”) that are being jointly administered under case no. 11-38111.  As also previously disclosed, on June 18, 2012, DH filed with the Bankruptcy Court a Modified Third Amended Chapter 11 Plan of Reorganization (the “Plan”) for DH proposed by DH and Dynegy Inc. (“Dynegy”, and, together with DH, the “Plan Debtors”) and a related disclosure statement (the “Disclosure Statement”). On July 3, 2012, the Bankruptcy Court entered an order approving the Disclosure Statement in the DH Chapter 11 Cases.  As also previously disclosed, on July 6, 2012, Dynegy filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the Bankruptcy Court, thereby commencing a case (the “Dynegy Chapter 11 Case”) that is being administered under case no. 12-36728. On July 10, 2012, the Bankruptcy Court approved the Disclosure Statement in the Dynegy Chapter 11 Case. The orders approving the Disclosure Statement in the DH Chapter 11 Cases and the Dynegy Chapter 11 Case allowed Dynegy and DH to modify the Plan and the Disclosure Statement such that they constitute a plan of reorganization and disclosure statement for both DH and Dynegy, each as debtors thereunder, and to modify the Plan solicitation materials such that they reflect the commencement of the Dynegy Chapter 11 Case, and allowed Dynegy and DH to begin soliciting creditor votes on the Plan.

The Plan Debtors made the permitted modifications to the Plan (as amended, the “Joint Plan”) and Disclosure Statement (as amended, the “Joint Disclosure Statement”), and on July 12, 2012, the Plan Debtors filed the Joint Plan and Joint Disclosure Statement with the Bankruptcy Court in their respective Chapter 11 Cases.  The deadline for voting on and for objecting to the Joint Plan was August 24, 2012. Among other conditions, the Joint Plan is subject to confirmation by the Bankruptcy Court and the confirmation hearing is scheduled for September 5, 2012.

As previously disclosed, pursuant to the Joint Plan, among other things, DH is expected to be merged with and into Dynegy (the “Merger”), with Dynegy as the surviving entity of the Merger (the “Surviving Entity”).  Also pursuant to the Joint Plan, the board of directors of the Surviving Entity was to be selected in a manner agreed to among certain creditor groups.  Each such selected director will serve from and after the effective date of the Joint Plan (the “Effective Date”).  On August 14, 2012, a summary of this selection process (the “Board Selection Process”) was filed with the Bankruptcy Court and is incorporated by reference as Exhibit 99.8 to the Current Report on Form 8-K of Dynegy Inc. and Dynegy Holdings, LLC filed on August 15, 2012, File No. 000-334433.

On August 27, 2012, Dynegy issued a press release announcing the results of the vote on the Plan Debtors’ Joint Plan. The results filed with the Bankruptcy Court indicate that creditors overwhelmingly supported the Joint Plan, with creditors holding approximately $3.5 billion of claims, or approximately 99% of the claims that voted, approving the Joint Plan (this reflects approximately 87% of the number of creditors who voted).  The Joint Plan remains subject to a number of conditions, including that it is subject to confirmation by the Bankruptcy Court.  The confirmation hearing is scheduled for September 5, 2012.  In addition, Dynegy announced that, pursuant to the terms of the Joint Plan and the Board Selection Process, the board of directors of the Surviving Entity, to serve from and after the Effective Date, is proposed to consist of Messrs. Pat Wood, III (Chairman), Paul Barbas, Robert Flexon, Richard Kuersteiner, Jeffrey Stein, John Sult and Ms. Hilary Ackermann.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.  In addition, the press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document

99.1	Press release dated August 27, 2012, announcing official voting results for the Joint Plan and the board of directors of the Surviving Entity.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: August 27, 2012	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, Chief Compliance Officer & General Counsel

DYNEGY HOLDINGS, LLC
(Registrant)

Dated: August 27, 2012	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, Chief Compliance Officer & General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release dated August 27, 2012, announcing official voting results for the Joint Plan and the board of directors of the Surviving Entity.